UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

February 17, 2011

SUPERMEDIA INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-32939	20-5095175
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas 75261

(Address of Principal Executive Offices)

(972) 453-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

SuperMedia Inc. (the “Company”) currently plans to hold its 2011 annual meeting of stockholders (the “2011 Annual Meeting”) on May 11, 2011 beginning at 9:00 a.m., local time, at the Hilton Dallas/Southlake Town Square located at 1400 Plaza Place, Southlake, TX  76092.  The Company did not hold an annual meeting of stockholders in 2010.  Accordingly, the Company is announcing that (i) pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, proposals to be considered for inclusion in the Company’s proxy statement for the 2011 Annual Meeting must be received by the Company’s Corporate Secretary at its principal executive offices no later than March 4, 2011; and (ii) proposals or nominations to be considered at the 2011 Annual Meeting (but not included in the Company’s proxy statement) must be received by the Company’s Corporate Secretary at is principal executive offices no later than March 4, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERMEDIA INC.

	By:	/s/ Cody Wilbanks
		Name:	Cody Wilbanks
		Title:	Executive Vice President —
General Counsel and Secretary

Date: February 17, 2011